UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2014

Date of reporting period :	May 1, 2013 — April 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PMVAX

Putnam Multi-Cap Value Fund

Annual report
4|30|14

A world of investing.®

Putnam Investments

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Multi-Cap
Value Fund

Annual report
4 | 30 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Financial statements	19

Federal tax information	40

Shareholder meeting results	41

About the Trustees	42

Officers	44

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Global stock markets continue to advance, albeit at a slower pace than in 2013, as the recovery in economies around the world progresses.

In the United States, recent improvements in the vital areas of employment, manufacturing, and consumer sales appear to have returned the economy to its upward trajectory. Likewise, capital spending by businesses — a key variable needed to support continued economic expansion — has risen. This strength, along with the leadership transition at the Federal Reserve, has fueled debate about future monetary policy.

In this environment, we believe Putnam’s commitment to active fundamental research and new ways of thinking can serve the best interests of investors. We are pleased to report that this commitment has played a positive role in investment performance. Barron’s has ranked Putnam second among 55 fund families based on total return across asset classes for the five years ending in December 2013.

We also believe that it is worthwhile to meet with your financial advisor periodically to discuss the range of strategies that Putnam offers. Your advisor can help you assess your individual needs, time horizon, and risk tolerance — crucial considerations as you work toward your investment goals.

About the fund

Seeking undervalued companies before their potential is recognized

Hidden opportunities and flexibility are key ingredients in the strategy of Putnam Multi-Cap Value Fund. The fund’s manager looks for investment potential in stocks that are currently out of favor with investors. Introduced in 1999 as Putnam Mid Cap Value Fund, the fund now has the flexibility to invest in a wider range of companies under its multi-cap value investment mandate.

The fund can invest in small companies that are in their emerging or expansionary phases, and these companies can remain in the fund’s portfolio even as they grow larger. Historically, investing in stocks of smaller companies comes with the risk of greater price fluctuations. Combining small-cap and mid-cap stocks with those of larger, more established companies provides a more diversified approach to help manage those risks.

The fund is managed in the value style, which means the manager seeks stocks that are attractively priced in relation to the company’s earnings and growth potential. A stock price may be low because the company is being underestimated or because its industry is in the midst of a downturn. Often, companies in the portfolio are undergoing changes that may lift their stock prices, such as restructuring, introduction of new products, or streamlining of operations to cut costs.

Supported by a team of research analysts, the fund’s manager uses his stock-picking expertise and Putnam resources to identify opportunities. Putnam’s analysts generate independent research and visit regularly with companies, seeking information that hasn’t already factored into stock prices.

Multi-cap investing at Putnam

Putnam’s suite of multi-cap equity funds is designed to provide a streamlined approach to investing across the broad universe of U.S. stocks. Each fund invests with a specific style and has the flexibility to invest in companies of all sizes.

The fund managers can select stocks from across their style universe, regardless of company size. The managers can own stocks throughout a company’s entire growth cycle, without capitalization restraints that might force them to sell holdings that get too large, or that would prevent them from taking advantage of certain attractively priced stocks.

Supported by a strong research team, the managers use their stock-picking expertise to identify opportunities and manage risk.

Putnam Multi-Cap Growth Fund targets stocks of companies that are believed to offer above-average growth potential.

Putnam Multi-Cap Value Fund targets companies whose stocks are priced below their long-term potential, and where there may be a catalyst for positive change.

Putnam Multi-Cap Core Fund uses a blend strategy, investing in both growth stocks and value stocks, seeking capital appreciation for investors.

Identified holdings were held during the year indicated; holdings will vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund’s returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information on current fund holdings, see pages 21–25.

2	Multi-Cap Value Fund	Multi-Cap Value Fund	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Multi-Cap Value Fund

Interview with your fund’s portfolio manager

U.S. equities had a productive 12 months for the period ended April 30, 2014. What drove the strong performance of this asset class?

Domestic stocks showed well overall, with the bellwether S&P 500 Index up 20.44% during the past 12 months. But the period also was marked by stretches of considerable volatility. In late May 2013, investors grew anxious when the Federal Reserve stated that the central bank would likely begin tapering its stimulative bond-purchasing program later in the year if warranted by continuing improvements in economic conditions. This sobering news was followed in the late summer by the potential threat of U.S. military involvement in Syria, again causing the market to retreat.

In September, with the Syrian crisis fading, the Fed altered course with its decision to not immediately reduce its bond purchases, and the markets cheered. Later in the month, however, stocks faltered, as Congress could not break its impasse over the federal budget, leading to a 16-day partial shutdown of the federal government. Stocks then bounced back in mid-October when lawmakers hammered out a temporary budget solution.

At its December policy meeting, the Fed gave investors somewhat of a surprise when it announced its first bond-buying reduction earlier than the market was expecting. The Fed said that it would lower its $85-billion-a-month purchases by $10 billion in January, basing its decision on improving conditions

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Multi-Cap Value Fund	5

in the U.S. labor market. Investors retreated, and the domestic equity market lost ground as the new year unfolded. January’s sell-off was linked to a weak December employment report and concerns about emerging-market economies, as well as the onset of the Fed’s tapering activity. The markets trended up in February, lost momentum in March as geopolitical tensions in eastern Europe ignited, and then turned north again in April.

Although the economic data was fairly anemic during the 12-month period, the market experienced significant multiple expansion as investors began to anticipate improving economic conditions. Stocks — especially those that would benefit most from an improving economy, such as in the consumer discretionary sector — were bid up significantly.

Putnam Multi-Cap Value Fund had especially strong results for the 12-month period, beating its benchmark by a wide margin. What helped the fund achieve this notable outperformance?

Although sector selection was helpful, most of the outperformance came from stock picking. The fund is managed using a fundamental, bottom-up security selection approach, and this worked well during this time frame. As growth- and value-oriented stocks performed in line with one another during the period, stock selection was all the more important.

The fund’s benchmark — the Russell 3000 Value Index — also performed in line with the broader U.S. stock market, earning a total return of 20.79%, with all 10 of its economic sectors producing positive results. The information technology and industrials sectors performed best within the multi-cap

Allocations are shown as a percentage of the fund’s net assets as of 4/30/14. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Multi-Cap Value Fund

value universe, their 30+% returns driven by brighter growth prospects for the U.S. and European economies. With more modest single-digit returns, the telecommunication services and utilities sectors were the least productive performers.

The fund’s excess performance versus the benchmark was led by opportune stock picking in the health-care, consumer discretionary, industrials, and consumer staples sectors. Our picks among small-cap and mid-cap stocks also produced superior results. Less productive were our individual selections in the materials and utilities sectors, and our underweight in the strong-performing information technology sector hurt as well.

What was your overall investment strategy during the period?

I continued to follow the same basic fund strategy I’ve followed for some time. Not only do my research colleagues and I look for opportunities across the entire market capitalization spectrum, but we also seek them in three other particular areas: contrarian stocks — those that have been beaten up by the market but that we believe still have potential; relative value names that are trading either below their own historic multiples or below the level of their peers; and lastly, good-quality names that we believe are offering growth potential at a still-reasonable price. For much of the period, valuation multiples for these three buckets displayed a wide range of price-to-earnings ratios, with the higher-quality names selling at higher multiples than the lower-quality names. With the market’s lackluster performance during recent months, valuation multiples have begun to narrow

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Multi-Cap Value Fund	7

across these three buckets. We believe that makes a compelling argument for us to own what we consider to be better-quality companies since we won’t have to pay as much for them relative to lower-quality businesses. Our fundamental, bottom-up investment discipline also enables us to dig deep to find good opportunities, and we often find them in the industrials, consumer-oriented, and health-care sectors, which are areas where we tend to have overweights.

Which individual holdings made the greatest contributions to relative performance?

There were a number of very strong contributors during the period. The top-performing holding was Harman International Industries, a large manufacturer of audio and infotainment products. Until recently, the mainstay of the company’s revenue stream has been its business of providing high-end infotainment systems to luxury carmakers. By modifying its manufacturing techniques, Harman has been able to modularize its infotainment system in ways that enable the company to market its products to mid-tier automotive companies, thus broadening its reach in a globally expanding automotive market and increasing its revenue stream. The stock was very inexpensive when we bought it about two years ago, and Harman has since established itself as the dominant player in the automotive infotainment market.

A large out-of-benchmark position in Actavis, a manufacturer of generic prescription drugs with global headquarters in Ireland, was the second-biggest contributor to relative performance and is a good example of our preference for holdings at the high-quality end of the value spectrum. Initially underappreciated by investors, the company has been able to make growth-oriented acquisitions, cut costs, develop a product pipeline of marketable generic and branded drugs, and produce solid earnings growth.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Multi-Cap Value Fund

Even though Penn Virginia, a small-cap energy exploration and production company, was a small position in the fund, it was our third-strongest performer, its share price tripling during the period. We bought a position in the company at a distressed price, believing that Penn Virginia would be able to shore up a highly leveraged balance sheet while also benefiting from accelerating production from its highly regarded acreage in the Eagle Ford shale formation of south Texas. Our analysis proved correct, and the stock was a big contributor to relative performance.

Also helping our performance relative to the benchmark were the fund’s positions in Alliant Techsystems, an aerospace, defense, and commercial products company; ViroPharma, a drug maker that was acquired at a premium price during the period; and Delta Air Lines, a major U.S. air transportation company.

What stocks had more disappointing results?

An out-of-index position in Silgan Holdings, a large manufacturer of rigid containers for food and other consumer products, was the biggest detractor during the period. Silgan is among the fund’s largest holdings. We like the company because it has been churning out slow and steady earnings. Although Silgan’s share price increased during the period, its gain fell short of the performance of the index, and that index-lagging performance hurt our relative results.

McDermott International, an engineering and construction firm, hit a difficult patch when it tried to expand its business from shallow-water drilling rigs to deep-water rigs, which is considered a more complex but potentially more lucrative market. Entering this new market proved difficult for McDermott, and investors lost confidence in the company’s ability to accurately forecast earnings. We ultimately sold our position in this stock.

Another detractor was FirstEnergy, an Ohio-based electric utility that was saddled with considerable debt and felt the pinch of lower unregulated profits in its power generation business. The stock fell from favor when FirstEnergy missed earnings estimates and investors feared a dividend rate cut. We liquidated this position as well.

Not holding stakes in two large index components — consumer electronics giant Apple and diversified banking concern Wells Fargo — also held back the fund’s relative performance.

What is your outlook as we move deeper into 2014?

My overall view is that the U.S. and global economies continue to be stuck in a slow-growth mode and that they’ll likely remain in that mode for the next several months. Many observers have been arguing that, after more than 60 months of recovery, the current bull market should be getting ready to roll over. But I’m not sure the current market cycle should be viewed as typical, and here’s why: Even though Fed tapering has already begun, monetary policy is still very accommodative; inflation remains very low; and short-term interest rates continue to hover just north of zero percent. I believe this scenario bodes well for a continuation of the current slow-growth environment, which should also continue to be a boon for stock pickers and actively managed mutual funds like this.

Thanks for your insights, Jim.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Multi-Cap Value Fund	9

Portfolio Manager James A. Polk has an M.B.A. from Babson College and a B.A. from Colby College. He joined Putnam in 1998 and has been in the investment industry since 1994.

IN THE NEWS

An anticipated boom in capital spending by U.S. businesses may provide the nation’s economy with a much-needed boost in 2014. Capital expenditures this year are expected to increase by 10.3% among manufacturing companies and 10.8% among non-manufacturers, according to a recent forecast by the Business Survey Committee of the Institute for Supply Management (ISM). A rise in business investment — upgrading factories and industrial buildings, as well as buying new equipment and machinery — could provide a major catalyst to economic and corporate earnings growth. Since the 2008 financial crisis, most companies with extra cash have deployed it to repair balance sheets or have returned it to shareholders through stock buybacks or higher dividends. Today, some investors would rather see companies devote that capital to expand their operations.

10	Multi-Cap Value Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2014, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	10.52%	10.07%	10.24%	10.24%	9.70%	9.70%	9.97%	9.70%	10.25%	10.76%

10 years	143.33	129.34	134.17	134.17	125.71	125.71	131.40	123.30	137.43	149.56
Annual average	9.30	8.65	8.88	8.88	8.48	8.48	8.75	8.37	9.03	9.58

5 years	162.90	147.79	153.22	151.22	153.25	153.25	156.53	147.55	159.59	166.11
Annual average	21.33	19.90	20.42	20.23	20.42	20.42	20.73	19.88	21.02	21.62

3 years	48.07	39.55	44.70	41.70	44.74	44.74	45.77	40.67	46.91	49.12
Annual average	13.98	11.75	13.11	12.32	13.12	13.12	13.39	12.05	13.68	14.25

1 year	28.21	20.84	27.23	22.23	27.25	26.25	27.56	23.10	27.97	28.54

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after five years.

Multi-Cap Value Fund	11

Comparative index returns For periods ended 4/30/14

		Lipper Multi-Cap Value
	Russell 3000 Value Index	Funds category average*

Annual average (life of fund)	6.50%	7.59%

10 years	115.53	105.51
Annual average	7.98	7.34

5 years	143.62	142.48
Annual average	19.49	19.23

3 years	47.82	42.71
Annual average	13.91	12.55

1 year	20.79	21.32

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/14, there were 277, 244, 224, 143, and 51 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $23,417 and $22,571, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $22,330. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $23,743 and $24,956, respectively.

12	Multi-Cap Value Fund

Fund price and distribution information For the 12-month period ended 4/30/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	1		1	1

Income	$0.103		—	—	$0.023		$0.066	0.143

Capital gains	—		—	—	—		—	—

Total	$0.103		—	—	$0.023		$0.066	0.143

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/13	$15.27	$16.20	$14.36	$14.31	$14.71	$15.24	$14.98	$15.28

4/30/14	19.47	20.66	18.27	18.21	18.74	19.42	19.10	19.49

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	10.61%	10.16%	10.33%	10.33%	9.79%	9.79%	10.06%	9.79%	10.34%	10.85%

10 years	137.57	123.91	128.82	128.82	120.47	120.47	126.03	118.12	131.81	143.85
Annual average	9.04	8.39	8.63	8.63	8.23	8.23	8.50	8.11	8.77	9.32

5 years	214.22	196.15	202.71	200.71	202.65	202.65	206.42	195.69	210.09	218.39
Annual average	25.73	24.25	24.80	24.63	24.79	24.79	25.10	24.21	25.40	26.06

3 years	53.26	44.45	49.88	46.88	49.85	49.85	51.03	45.74	52.15	54.45
Annual average	15.29	13.04	14.44	13.67	14.43	14.43	14.73	13.38	15.02	15.59

1 year	29.61	22.16	28.75	23.75	28.71	27.71	28.98	24.47	29.30	30.02

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Multi-Cap Value Fund	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 4/30/13	1.15%	1.90%	1.90%	1.65%	1.40%	0.90%

Annualized expense ratio for
the six-month period ended
4/30/14*	1.10%	1.85%	1.85%	1.60%	1.35%	0.85%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2013, to April 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.69	$9.55	$9.55	$8.27	$6.98	$4.40

Ending value (after expenses)	$1,086.50	$1,082.30	$1,082.60	$1,084.00	$1,085.50	$1,088.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Multi-Cap Value Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2014, use the following calculation method. To find the value of your investment on November 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.51	$9.25	$9.25	$8.00	$6.76	$4.26

Ending value (after expenses)	$1,019.34	$1,015.62	$1,015.62	$1,016.86	$1,018.10	$1,020.58

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Multi-Cap Value Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16	Multi-Cap Value Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2014, Putnam employees had approximately $458,000,000 and the Trustees had approximately $110,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Multi-Cap Value Fund	17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18	Multi-Cap Value Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Multi-Cap Value Fund	19

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Multi-Cap Value Fund (the fund), a series of Putnam Investment Funds, including the fund’s portfolio, as of April 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Multi-Cap Value Fund as of April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 10, 2014

20	Multi-Cap Value Fund

The fund’s portfolio 4/30/14

COMMON STOCKS (96.8%)*	Shares	Value

Aerospace and defense (7.6%)
Alliant Techsystems, Inc. S	44,400	$6,403,368

General Dynamics Corp.	44,000	4,815,800

Honeywell International, Inc.	72,300	6,716,670

L-3 Communications Holdings, Inc.	52,000	5,999,240

Northrop Grumman Corp.	52,100	6,330,671

		30,265,749
Airlines (1.7%)
Alaska Air Group, Inc.	28,300	2,662,464

Delta Air Lines, Inc.	111,700	4,113,911

		6,776,375
Banks (4.4%)
Bancorp, Inc. (The) †	127,438	2,016,069

BB&T Corp.	46,900	1,750,777

City National Corp.	43,300	3,142,281

First BanCorp. (Puerto Rico) †	222,200	1,142,108

First Republic Bank	64,000	3,248,640

PacWest Bancorp	80,100	3,153,537

Regions Financial Corp.	311,800	3,161,652

		17,615,064
Beverages (3.2%)
Coca-Cola Enterprises, Inc.	279,000	12,677,760

		12,677,760
Capital markets (6.1%)
Ameriprise Financial, Inc.	52,862	5,900,985

Charles Schwab Corp. (The)	195,100	5,179,905

E*Trade Financial Corp. †	127,400	2,860,130

KKR & Co. LP	67,600	1,535,196

Carlyle Group LP (The) (Partnership shares)	193,400	6,204,272

Raymond James Financial, Inc.	56,987	2,832,254

		24,512,742
Chemicals (2.3%)
Axiall Corp.	65,100	3,033,660

Dow Chemical Co. (The)	91,100	4,545,890

LyondellBasell Industries NV Class A	17,900	1,655,750

		9,235,300
Commercial services and supplies (1.9%)
Tyco International, Ltd.	185,020	7,567,318

		7,567,318
Containers and packaging (4.7%)
Rock-Tenn Co. Class A	15,000	1,434,150

Sealed Air Corp.	144,600	4,961,226

Silgan Holdings, Inc.	247,100	12,293,225

		18,688,601
Diversified consumer services (1.4%)
DeVry Education Group, Inc.	63,800	2,872,914

ITT Educational Services, Inc. † S	98,100	2,648,700

		5,521,614
Diversified financial services (0.8%)
CME Group, Inc.	44,500	3,132,355

		3,132,355

Multi-Cap Value Fund	21

COMMON STOCKS (96.8%)* cont.	Shares	Value

Electric utilities (2.5%)
Edison International	69,700	$3,942,232

Entergy Corp.	29,700	2,153,250

Great Plains Energy, Inc. S	141,800	3,804,494

		9,899,976
Electrical equipment (1.0%)
AMETEK, Inc.	76,175	4,015,946

		4,015,946
Electronic equipment, instruments, and components (0.3%)
Anixter International, Inc.	14,351	1,406,111

		1,406,111
Energy equipment and services (3.4%)
Ensco PLC Class A (United Kingdom)	41,100	2,073,495

Halliburton Co.	125,700	7,927,899

Hercules Offshore, Inc. †	313,700	1,402,239

Weatherford International, Ltd. †	108,200	2,272,200

		13,675,833
Food products (1.0%)
Kellogg Co.	57,500	3,842,725

		3,842,725
Health-care equipment and supplies (7.4%)
Alere, Inc. † S	161,275	5,386,585

Covidien PLC	130,642	9,308,243

Merit Medical Systems, Inc. †	409,923	5,275,709

St. Jude Medical, Inc.	103,200	6,550,104

Zimmer Holdings, Inc.	31,500	3,049,200

		29,569,841
Health-care providers and services (1.7%)
Aetna, Inc.	32,000	2,286,400

Mednax, Inc. †	77,200	4,574,100

		6,860,500
Household durables (4.7%)
Garmin, Ltd. S	70,200	4,008,420

Harman International Industries, Inc.	58,400	6,401,224

Jarden Corp. †	66,800	3,817,620

Whirlpool Corp.	29,900	4,586,062

		18,813,326
Insurance (7.5%)
American International Group, Inc.	147,100	7,815,423

Assured Guaranty, Ltd.	76,000	1,817,160

Brown & Brown, Inc.	59,500	1,771,910

Genworth Financial, Inc. Class A †	266,900	4,764,165

Hartford Financial Services Group, Inc. (The)	181,034	6,493,690

Marsh & McLennan Cos., Inc.	41,900	2,066,089

XL Group PLC	165,800	5,197,830

		29,926,267
IT Services (2.1%)
Computer Sciences Corp.	83,400	4,935,612

Fidelity National Information Services, Inc.	65,100	3,478,293

		8,413,905
Machinery (1.8%)
Snap-On, Inc.	40,700	4,721,200

Wabtec Corp.	33,328	2,484,602

		7,205,802

22	Multi-Cap Value Fund

COMMON STOCKS (96.8%)* cont.	Shares	Value

Marine (0.9%)
Baltic Trading, Ltd. S	308,282	$1,846,609

Diana Shipping, Inc. (Greece) † S	153,400	1,727,284

		3,573,893
Media (1.2%)
Regal Entertainment Group Class A S	264,700	4,976,360

		4,976,360
Multi-utilities (0.7%)
PG&E Corp.	66,200	3,017,396

		3,017,396
Oil, gas, and consumable fuels (6.2%)
Apache Corp.	23,300	2,022,440

Energen Corp.	25,900	2,017,869

Marathon Oil Corp.	51,900	1,876,185

Marathon Petroleum Corp.	17,900	1,663,805

Penn Virginia Corp. † S	122,600	2,040,064

QEP Resources, Inc.	102,600	3,148,794

Royal Dutch Shell PLC ADR (United Kingdom)	57,857	4,555,660

Talisman Energy, Inc. (Canada)	513,600	5,305,488

Valero Energy Corp.	41,200	2,355,404

		24,985,709
Personal products (0.7%)
Coty, Inc. Class A S	173,700	2,787,885

		2,787,885
Pharmaceuticals (7.9%)
Actavis PLC †	55,900	11,422,047

Endo International PLC †	50,100	3,153,545

Impax Laboratories, Inc. †	92,000	2,405,800

Jazz Pharmaceuticals PLC †	35,400	4,775,460

Prestige Brands Holdings, Inc. †	124,212	4,163,586

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	120,800	5,902,288

		31,822,726
Real estate investment trusts (REITs) (2.3%)
American Capital Agency Corp.	138,600	3,147,606

CYS Investments, Inc.	687,600	5,913,360

		9,060,966
Real estate management and development (0.6%)
RE/MAX Holdings, Inc. Class A	84,316	2,379,398

		2,379,398
Road and rail (0.7%)
Genesee & Wyoming, Inc. Class A †	30,500	3,019,805

		3,019,805
Semiconductors and semiconductor equipment (1.4%)
Micron Technology, Inc. †	207,600	5,422,512

		5,422,512
Software (0.6%)
Symantec Corp.	115,900	2,350,452

		2,350,452
Specialty retail (2.4%)
American Eagle Outfitters, Inc.	87,500	1,011,500

Best Buy Co., Inc.	57,400	1,488,381

Gap, Inc. (The)	49,600	1,949,280

TJX Cos., Inc. (The)	87,200	5,073,296

		9,522,457

Multi-Cap Value Fund	23

COMMON STOCKS (96.8%)* cont.	Shares	Value

Technology hardware, storage, and peripherals (2.6%)
Hewlett-Packard Co.	101,000	$3,339,060

NetApp, Inc.	54,503	1,940,852

SanDisk Corp.	29,900	2,540,603

Western Digital Corp.	27,200	2,397,136

		10,217,651
Thrifts and mortgage finance (0.2%)
Radian Group, Inc. S	59,500	831,810

		831,810
Trading companies and distributors (0.9%)
DXP Enterprises, Inc. †	12,400	1,403,804

WESCO International, Inc. † S	26,600	2,334,948

		3,738,752

Total common stocks (cost $306,456,118)		$387,330,882

SHORT-TERM INVESTMENTS (10.4%)*	Shares	Value

Putnam Short Term Investment Fund 0.06% L	12,326,395	$12,326,395

Putnam Cash Collateral Pool, LLC 0.18% [d]	29,148,525	29,148,525

Total short-term investments (cost $41,474,920)		$41,474,920

TOTAL INVESTMENTS

Total investments (cost $347,931,038)		$428,805,802

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2013 through April 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $400,216,787.

† Non-income-producing security.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

24	Multi-Cap Value Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$38,833,757	$—	$—

Consumer staples	19,308,370	—	—

Energy	38,661,542	—	—

Financials	87,458,602	—	—

Health care	68,253,067	—	—

Industrials	66,163,640	—	—

Information technology	27,810,631	—	—

Materials	27,923,901	—	—

Utilities	12,917,372	—	—

Total common stocks	387,330,882	—	—

Short-term investments	$12,326,395	$29,148,525	$—

Totals by level	$399,657,277	$29,148,525	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Value Fund	25

Statement of assets and liabilities 4/30/14

ASSETS

Investment in securities, at value, including $28,594,636 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $306,456,118)	$387,330,882
Affiliated issuers (identified cost $41,474,920) (Notes 1 and 5)	41,474,920

Cash	57,924

Dividends, interest and other receivables	196,803

Receivable for shares of the fund sold	492,148

Receivable for investments sold	2,123,836

Prepaid assets	35,318

Total assets	431,711,831

LIABILITIES

Payable for investments purchased	1,409,506

Payable for shares of the fund repurchased	353,608

Payable for compensation of Manager (Note 2)	179,656

Payable for custodian fees (Note 2)	4,651

Payable for investor servicing fees (Note 2)	50,683

Payable for Trustee compensation and expenses (Note 2)	132,704

Payable for administrative services (Note 2)	1,254

Payable for distribution fees (Note 2)	98,455

Collateral on securities loaned, at value (Note 1)	29,148,525

Other accrued expenses	116,002

Total liabilities	31,495,044

Net assets	$400,216,787

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$308,543,896

Undistributed net investment income (Note 1)	1,333,534

Accumulated net realized gain on investments	9,464,593

Net unrealized appreciation of investments	80,874,764

Total — Representing net assets applicable to capital shares outstanding	$400,216,787

(Continued on next page)

26	Multi-Cap Value Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($327,158,447 divided by 16,804,631 shares)	$19.47

Offering price per class A share (100/94.25 of $19.47)*	$20.66

Net asset value and offering price per class B share ($8,681,194 divided by 475,093 shares)**	$18.27

Net asset value and offering price per class C share ($21,011,345 divided by 1,153,741 shares)**	$18.21

Net asset value and redemption price per class M share ($4,348,893 divided by 232,071 shares)	$18.74

Offering price per class M share (100/96.50 of $18.74)*	$19.42

Net asset value, offering price and redemption price per class R share
($12,300,578 divided by 644,166 shares)	$19.10

Net asset value, offering price and redemption price per class Y share
($26,716,330 divided by 1,370,672 shares)	$19.49

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Value Fund	27

Statement of operations Year ended 4/30/14

INVESTMENT INCOME

Dividends (net of foreign tax of $27,800)	$6,894,003

Interest (including interest income of $7,226 from investments in affiliated issuers) (Note 5)	7,302

Securities lending (Note 1)	211,334

Total investment income	7,112,639

EXPENSES

Compensation of Manager (Note 2)	2,004,211

Investor servicing fees (Note 2)	841,156

Custodian fees (Note 2)	13,447

Trustee compensation and expenses (Note 2)	24,754

Distribution fees (Note 2)	1,102,778

Administrative services (Note 2)	9,567

Other	197,343

Total expenses	4,193,256

Expense reduction (Note 2)	(48,277)

Net expenses	4,144,979

Net investment income	2,967,660

Net realized gain on investments (Notes 1 and 3)	46,251,535

Net realized gain on swap contracts (Note 1)	53,442

Net unrealized appreciation of investments during the year	37,799,610

Net gain on investments	84,104,587

Net increase in net assets resulting from operations	$87,072,247

The accompanying notes are an integral part of these financial statements.

28	Multi-Cap Value Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 4/30/14	Year ended 4/30/13

Operations:
Net investment income	$2,967,660	$3,808,990

Net realized gain on investments	46,304,977	41,063,936

Net unrealized appreciation (depreciation) of investments	37,799,610	(3,897,656)

Net increase in net assets resulting from operations	87,072,247	40,975,270

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,728,570)	(3,707,837)

Class B	—	(76,885)

Class C	—	(154,429)

Class M	(5,371)	(44,904)

Class R	(40,218)	(122,116)

Class Y	(164,504)	(281,756)

Increase (decrease) from capital share transactions (Note 4)	2,277,796	(196,184,196)

Total increase (decrease) in net assets	87,411,380	(159,596,853)

NET ASSETS

Beginning of year	312,805,407	472,402,260

End of year (including undistributed net investment income
of $1,333,534 and $668,790, respectively)	$400,216,787	$312,805,407

The accompanying notes are an integral part of these financial statements.

Multi-Cap Value Fund	29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of
			Net realized									of expenses	net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
April 30, 2014	$15.27	.16	4.14	4.30	(.10)	(.10)	—	—	$19.47	28.21	$327,158	1.11	.88	77
April 30, 2013	13.26	.14	2.08	2.22	(.21)	(.21)	—	—	15.27	16.98	259,910	1.15	1.04	81
April 30, 2012	13.49	.04	(.22)	(.18)	(.05)	(.05)	—	— [e]	13.26	(1.28)	418,178	1.17	.32	82
April 30, 2011	11.66	.01	1.82	1.83	— [b]	— [b]	— [b]	—	13.49	15.71	477,121	1.18	.06	98
April 30, 2010	7.61	.01	4.05	4.06	(.01)	(.01)	— [b]	— [f]	11.66	53.44	494,841	1.30 [g]	.09 [g]	98

Class B
April 30, 2014	$14.36	.02	3.89	3.91	—	—	—	—	$18.27	27.23	$8,681	1.86	.13	77
April 30, 2013	12.48	.04	1.95	1.99	(.11)	(.11)	—	—	14.36	16.10	9,179	1.90	.34	81
April 30, 2012	12.74	(.05)	(.21)	(.26)	—	—	—	— [e]	12.48	(2.04)	11,422	1.92	(.45)	82
April 30, 2011	11.09	(.08)	1.73	1.65	—	—	— [b]	—	12.74	14.88	16,283	1.93	(.69)	98
April 30, 2010	7.28	(.06)	3.87	3.81	—	—	— [b]	— [f]	11.09	52.34	18,509	2.05 [g]	(.67) [g]	98

Class C
April 30, 2014	$14.31	.02	3.88	3.90	—	—	—	—	$18.21	27.25	$21,011	1.86	.13	77
April 30, 2013	12.46	.05	1.94	1.99	(.14)	(.14)	—	—	14.31	16.12	15,532	1.90	.37	81
April 30, 2012	12.72	(.05)	(.21)	(.26)	—	—	—	— [e]	12.46	(2.04)	14,876	1.92	(.44)	82
April 30, 2011	11.07	(.08)	1.73	1.65	—	—	— [b]	—	12.72	14.91	18,569	1.93	(.70)	98
April 30, 2010	7.27	(.06)	3.86	3.80	—	—	— [b]	— [f]	11.07	52.27	16,894	2.05 [g]	(.67) [g]	98

Class M
April 30, 2014	$14.71	.06	3.99	4.05	(.02)	(.02)	—	—	$18.74	27.56	$4,349	1.61	.38	77
April 30, 2013	12.80	.08	2.00	2.08	(.17)	(.17)	—	—	14.71	16.42	3,673	1.65	.62	81
April 30, 2012	13.04	(.02)	(.22)	(.24)	—	—	—	— [e]	12.80	(1.84)	3,750	1.67	(.19)	82
April 30, 2011	11.32	(.05)	1.77	1.72	—	—	— [b]	—	13.04	15.19	4,158	1.68	(.44)	98
April 30, 2010	7.41	(.04)	3.95	3.91	—	—	— [b]	— [f]	11.32	52.77	4,299	1.80 [g]	(.43) [g]	98

Class R
April 30, 2014	$14.98	.11	4.08	4.19	(.07)	(.07)	—	—	$19.10	27.97	$12,301	1.36	.63	77
April 30, 2013	13.03	.11	2.04	2.15	(.20)	(.20)	—	—	14.98	16.69	8,787	1.40	.86	81
April 30, 2012	13.27	.01	(.23)	(.22)	(.02)	(.02)	—	— [e]	13.03	(1.62)	8,819	1.42	.07	82
April 30, 2011	11.49	(.02)	1.80	1.78	—	—	— [b]	—	13.27	15.49	10,832	1.43	(.20)	98
April 30, 2010	7.51	(.02)	4.00	3.98	—	—	— [b]	— [f]	11.49	53.00	9,265	1.55 [g]	(.17) [g]	98

Class Y
April 30, 2014	$15.28	.20	4.15	4.35	(.14)	(.14)	—	—	$19.49	28.54	$26,716.86		1.11	77
April 30, 2013	13.29	.18	2.08	2.26	(.27)	(.27)	—	—	15.28	17.28	15,724.90		1.36	81
April 30, 2012	13.53	.07	(.22)	(.15)	(.09)	(.09)	—	— [e]	13.29	(1.08)	15,357.92		.56	82
April 30, 2011	11.69	.04	1.83	1.87	(.03)	(.03)	— [b]	—	13.53	16.04	15,088.93		.38	98
April 30, 2010	7.63	.03	4.07	4.10	(.04)	(.04)	— [b]	— [f]	11.69	53.79	51,132	1.05 [g]	.33 [g]	98

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30	Multi-Cap Value Fund	Multi-Cap Value Fund	31

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2). Also excludes acquired fund fees, if any.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to April 30, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

April 30, 2010	0.02%

The accompanying notes are an integral part of these financial statements.

32	Multi-Cap Value Fund

Notes to financial statements 4/30/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2013 through April 30, 2014.

Putnam Multi-Cap Value Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation and, as a secondary objective, current income. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately five years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Multi-Cap Value Fund	33

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements,

34	Multi-Cap Value Fund

collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $29,148,525 and the value of securities loaned amounted to $28,594,636.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include

Multi-Cap Value Fund	35

temporary and/or permanent differences from nontaxable dividends and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $364,253 to decrease undistributed net investment income, $19 to decrease paid-in-capital and $364,272 to increase accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$85,452,910
Unrealized depreciation	(4,395,060)

Net unrealized appreciation	81,057,850
Undistributed ordinary income	1,333,534
Undistributed long-term gain	9,281,507
Cost for federal income tax purposes	$347,747,952

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

36	Multi-Cap Value Fund

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$695,487	Class R	24,702

Class B	21,375	Class Y	47,348

Class C	42,856	Total	$841,156

Class M	9,388

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $551 under the expense offset arrangements and by $47,726 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $242, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$744,702	Class M	30,133

Class B	91,141	Class R	52,967

Class C	183,835	Total	$1,102,778

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $52,939 and $428 from the sale of class A and class M shares, respectively, and received $5,023 and $327 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Multi-Cap Value Fund	37

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $274,811,204 and $269,117,852, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/14		Year ended 4/30/13

Class A	Shares	Amount	Shares	Amount

Shares sold	1,940,303	$34,755,400	2,139,132	$27,888,219

Shares issued in connection with
reinvestment of distributions	90,211	1,670,704	267,472	3,554,701

	2,030,514	36,426,104	2,406,604	31,442,920

Shares repurchased	(2,249,243)	(39,771,881)	(16,930,607)	(219,426,551)

Net decrease	(218,729)	$(3,345,777)	(14,524,003)	$(187,983,631)

	Year ended 4/30/14		Year ended 4/30/13

Class B	Shares	Amount	Shares	Amount

Shares sold	92,100	$1,560,632	107,028	$1,353,544

Shares issued in connection with
reinvestment of distributions	—	—	5,961	74,690

	92,100	1,560,632	112,989	1,428,234

Shares repurchased	(256,214)	(4,271,831)	(389,144)	(4,814,681)

Net decrease	(164,114)	$(2,711,199)	(276,155)	$(3,386,447)

	Year ended 4/30/14		Year ended 4/30/13

Class C	Shares	Amount	Shares	Amount

Shares sold	211,280	$3,580,144	87,378	$1,120,767

Shares issued in connection with
reinvestment of distributions	—	—	11,315	141,318

	211,280	3,580,144	98,693	1,262,085

Shares repurchased	(142,883)	(2,387,601)	(207,217)	(2,626,998)

Net increase (decrease)	68,397	$1,192,543	(108,524)	$(1,364,913)

	Year ended 4/30/14		Year ended 4/30/13

Class M	Shares	Amount	Shares	Amount

Shares sold	19,134	$341,988	8,586	$113,246

Shares issued in connection with
reinvestment of distributions	297	5,311	3,475	44,551

	19,431	347,299	12,061	157,797

Shares repurchased	(37,103)	(624,384)	(55,272)	(716,636)

Net decrease	(17,672)	$(277,085)	(43,211)	$(558,839)

38	Multi-Cap Value Fund

	Year ended 4/30/14		Year ended 4/30/13

Class R	Shares	Amount	Shares	Amount

Shares sold	205,961	$3,620,951	150,908	$2,005,194

Shares issued in connection with
reinvestment of distributions	2,151	39,109	8,947	116,757

	208,112	3,660,060	159,855	2,121,951

Shares repurchased	(150,370)	(2,617,586)	(250,084)	(3,356,512)

Net increase (decrease)	57,742	$1,042,474	(90,229)	$(1,234,561)

	Year ended 4/30/14		Year ended 4/30/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	613,860	$11,337,202	220,264	$2,968,487

Shares issued in connection with
reinvestment of distributions	8,024	148,601	18,883	250,761

	621,884	11,485,803	239,147	3,219,248

Shares repurchased	(280,255)	(5,108,963)	(365,721)	(4,875,053)

Net increase (decrease)	341,629	$6,376,840	(126,574)	$(1,655,805)

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$12,556,694	$126,365,618	$126,595,917	$7,226	$12,326,395

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

OTC total return swap contracts (notional)	$—*

Warrants (number of warrants)	60,000

* For the reporting period, the transactions were minimal.

Multi-Cap Value Fund	39

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Swaps	Total

Equity contracts	$(314,330)	$53,442	$(260,888)

Total	$(314,330)	$53,442	$(260,888)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Total

Equity contracts	$31,321	$31,321

Total	$31,321	$31,321

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $10,209,658 as a capital gain dividend with respect to the taxable year ended April 30, 2014, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $969 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

40	Multi-Cap Value Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	85,592,208	4,519,297

Ravi Akhoury	85,715,018	4,396,488

Barbara M. Baumann	86,248,127	3,863,378

Jameson A. Baxter	86,148,643	3,962,863

Charles B. Curtis	86,111,568	3,999,938

Robert J. Darretta	86,122,587	3,988,918

Katinka Domotorffy	85,970,364	4,141,142

John A. Hill	86,124,882	3,986,624

Paul L. Joskow	86,157,699	3,953,807

Kenneth R. Leibler	86,141,312	3,970,194

Robert E. Patterson	86,183,587	3,927,919

George Putnam, III	86,119,771	3,991,735

Robert L. Reynolds	86,203,661	3,907,845

W. Thomas Stephens	86,109,990	4,001,516

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

11,000,083	511,988	566,104	2,333,268

March 7, 2014 special meeting

A proposal to adopt an Amended and Restated Declaration of Trust, with respect to which the February 27, 2014 meeting had been adjourned, was approved, with all funds of the Trust voting together as a single class, as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

68,444,155	3,118,645	4,434,966	15,274,146

All tabulations are rounded to the nearest whole number.

Multi-Cap Value Fund	41

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis
Born 1940, Trustee since 2001
Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

42	Multi-Cap Value Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Multi-Cap Value Fund	43

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

44	Multi-Cap Value Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President, Treasurer,
	Kenneth R. Leibler	and Clerk
Marketing Services	Robert E. Patterson
Putnam Retail Management	George Putnam, III	Janet C. Smith
One Post Office Square	Robert L. Reynolds	Vice President,
Boston, MA 02109	W. Thomas Stephens	Principal Accounting Officer,
and Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	Susan G. Malloy
and Trust Company	President	Vice President and
Assistant Treasurer
Legal Counsel	Jonathan S. Horwitz
Ropes & Gray LLP	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Independent Registered	Compliance Liaison
Public Accounting Firm		Mark C. Trenchard
KPMG LLP	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Multi-Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN075
287956 6/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2014	$35,046	$—	$4,200	$ —
April 30, 2013	$34,331	$—	$4,100	$ —

For the fiscal years ended April 30, 2014 and April 30, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,200 and $4,100 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2014	$ —	$ —	$ —	$ —

April 30, 2013	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 26, 2014